SUMMARY PROSPECTUS	March 29, 2016

Horizon Active Asset Allocation Fund
Class A: HASAX
Class I: HASIX
Class N: AAANX
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Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  The current statutory Prospectus and Statement of Additional Information (“SAI”) dated March 29, 2016 are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.horizonmutualfunds.com/aaa-fund. You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective.  The investment objective of the Horizon Active Asset Allocation Fund (the “Allocation Fund”) is capital appreciation.

Fees and Expenses of the Allocation Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Allocation Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Allocation Fund. More information about these and other discounts is available from your financial professional and in the Prospectus in the “Class A Shares” section beginning on page 27.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I	Class N
Management Fees	1.10%	1.10%	1.10%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.15%	0.15%	0.40%
Shareholder Servicing Expenses	None	None	0.25%
Remaining Other Expenses(1)	0.15%	0.15%	015%
Acquired Fund Fees and Expenses(2)	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.70%	1.45%	1.70%
Fee Waiver and Expense Reimbursements(3)	-0.08%	-0.08%	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	1.62%	1.37%	1.62%
(1)	The Allocation Fund is the successor to the Horizon Active Asset Allocation Fund (the “Predecessor Allocation Fund”), which reorganized into the Allocation Fund on February 8, 2016. “Remaining Other Expenses” for the Allocation Fund have been restated to reflect the estimated expenses of the Allocation Fund for its current fiscal year.

(2)	This number represents the combined total fees and operating expenses of the underlying funds owned by the Allocation Fund and is not a direct expense incurred by the Allocation Fund or deducted from Fund assets. Since this number does not represent a direct operating expense of the Allocation Fund, the operating expenses set forth in the Allocation Fund’s financial highlights do not include this figure.
(3)	The Allocation Fund’s investment adviser, Horizon Investments, LLC, has contractually agreed to waive its advisory fees and/or reimburse expenses of the Allocation Fund, at least until December 31, 2018 so that the Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses (such as litigation)) do not exceed 1.42%, 1.17% and 1.42% of average daily net assets for Class A Shares, Class I Shares and Class N Shares, respectively; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by the Adviser, within three years after the end of the fiscal year in which such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the foregoing expense limit. Only the Allocation Fund’s Board of Trustees may elect to terminate the advisory fee waiver agreement.

Example.  This Example is intended to help you compare the cost of investing in the Allocation Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Allocation Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Allocation Fund’s operating expenses remain the same (taking into account the contractual expense limitation).  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$730	$1,057	$1,423	$2,448
Class I	$139	$434	$768	$1,713
Class N	$165	$511	$899	$1,987

Portfolio Turnover.  The Allocation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Allocation Fund’s performance. During the most recent fiscal year ended November 30, 2015, the Allocation Fund’s portfolio turnover rate was 472% of the average value of the portfolio.

Principal Investment Strategies of the Allocation Fund
The Allocation Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), seeks to achieve the Allocation Fund’s investment objective by allocating assets across one or more of the following sectors of the global securities markets:

• U.S. Common Stocks
• Foreign Developed Market Common Stocks
• Emerging Market Common Stocks
• Real Estate Investment Trusts (“REITs”)
• Government Bonds
• Corporate Bonds
• International Bonds
• Municipal Bonds
• High Yield Bonds

Horizon selects asset classes using a flexible approach that allocates the Allocation Fund’s portfolio between asset classes that Horizon believes have the highest expected return for a given amount of risk. This flexible approach to investing typically seeks to maximize returns by adjusting portfolio asset-allocations among various asset classes based upon near-term forecasts.  Horizon assesses expected return and risk using a multi-disciplined approach consisting of economic, quantitative and fundamental analysis.  Horizon expects to engage in frequent buying and selling of securities to achieve the Allocation Fund’s investment objective.

Horizon typically executes its strategy by investing in exchange-traded funds (“ETFs”).  Potential ETFs are reviewed for sufficient trading liquidity and fit within overall portfolio diversification needs prior to investment.  Horizon may also invest in non-ETF securities, such as individual securities or baskets of securities, when it believes such investments may offer higher return and/or lower risk than an ETF or when Horizon believes such investments will provide strategic exposure to a specific sector or market segment.  Horizon expects that the Allocation Fund will typically hold no more than 30 ETF positions.

Horizon selects ETFs without restriction as to the issuer country, capitalization, currency, or maturity or credit quality of the securities held by each ETF. Under normal market conditions, the Allocation Fund invests a majority of its assets in ETFs that invest primarily in equity securities; however, certain ETFs in which the Allocation Fund may invest may invest primarily in lower-quality fixed income securities commonly known as “high yield” or “junk” bonds, which are generally rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”).  In addition, the Allocation Fund may buy or write options on puts or calls for investment purposes, to hedge other investments or to generate option premiums for the Allocation Fund, and may implement such investments through option combinations such as spreads, straddles, strangles and collars.

The Allocation Fund will typically sell portfolio securities to adjust portfolio allocations as described above, to seek to secure gains or limit potential losses, or when Horizon otherwise believes it is in the best interest of the Allocation Fund.

Principal Risks of the Allocation Fund
Many factors affect the Allocation Fund’s performance. The Allocation Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Allocation Fund invests.  The Allocation Fund is not federally insured or guaranteed by any government agency.  YOU MAY LOSE MONEY BY INVESTING IN THE FUND.

Emerging Markets Risk.  In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

ETF Risk.  You will indirectly pay fees and expenses charged by the ETFs in addition to the Allocation Fund’s direct fees and expenses.  As a result, the cost of investing in the Allocation Fund will be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds.  Each ETF is subject to specific risks, depending on the nature of the fund.  These risks could include sector risk (increased risk from a focus on one or more sectors of the market), as well as risks associated with fixed income securities or foreign currencies.

Fixed Income Risk.  When the Fund invests in fixed income securities, options on fixed income securities or in securities in which the underlying investments are fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of the fixed income securities owned by the Allocation Fund or its underlying investments.  Issuers of floating rate debt are exposed to higher interest payments in a rising rate environment.  Issuers may default on interest and principal payments.  Generally, securities with lower debt ratings (“junk bonds”) have greater credit risk.

Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the shares of the ETFs in which the Allocation Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility. If the Allocation Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Allocation Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

Foreign Currency Risk.  Foreign currency-linked investments risks include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates in the currencies in which the underlying investment is long or short.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

Foreign Securities Risk.  Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation.  Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.  Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.  Sovereign issuers may lack sufficient revenue to repay debts or may repudiate debts despite an ability to repay.

High Yield or Junk Bond Risk. Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).

Management Risk.  The ability of the Allocation Fund to meet its investment objective is directly related to the allocation of the Allocation Fund’s assets.  Horizon may allocate the Allocation Fund’s investments so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Allocation Fund’s value may be adversely affected.

Market Risk.  Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Allocation Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Allocation Fund to potentially significant losses.

Real Estate Risk.  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  REIT performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

Smaller and Medium Issuer Risk.  Investments in underlying investments that own small and medium capitalization companies and direct investments in individual small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments.

Turnover Risk.  As a result of its trading strategies, the Allocation Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses. High rates of portfolio turnover may lower the performance of the Allocation Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Allocation Fund realizes capital gains when securities are sold, the Allocation Fund must generally distribute those gains to shareholders, increasing the Allocation Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Performance
The bar chart illustrates the risks of investing in Class N Shares of the Allocation Fund by showing the Allocation Fund’s average returns for each calendar quarter since inception.  The Average Annual Total Returns table shows how the Allocation Fund’s average annual returns compare with those of a broad measure of market performance, as well as an additional index that reflects the market sectors in which the Allocation Fund may invest.  Remember, the Allocation Fund’s past performance, before and after taxes, is not necessarily an indication of how the Allocation Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.  Class I Shares of the Allocation Fund have not commenced investment operations as of the date of this Prospectus.

The Allocation Fund is the successor to the investment performance of the Predecessor Allocation Fund as a result of the reorganization of the Predecessor Allocation Fund into the Allocation Fund on February 8, 2016.  Accordingly, the performance information shown below is that of the Predecessor Allocation Fund.  The Predecessor Allocation Fund was also advised by Horizon and had substantially the same investment objective, strategies and policies as the Allocation Fund.

Calendar Year Returns as of December 31

During the period shown in the bar chart, the best performance for a quarter was 9.32% (for the quarter ended March 31, 2013).  The worst performance was -8.79% (for the quarter ended September 30, 2015).

Active Asset Allocation Fund
Average Annual Total Returns
For the periods ended December 31, 2015	One Year	Since Inception of Class*
Class N Shares
Return Before Taxes	-4.20%	8.06%
Return After Taxes on Distributions	-5.37%	6.05%
Return After Taxes on Distributions and Sale of Fund Shares	-2.29%	5.41%
Class A Shares
Return Before Taxes	n/a	3.75%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	1.38%	14.40%
80% S&P 500 Total Return Index/ 20% MSCI ACWI (ex-US) (reflects no deduction for fees, expenses or taxes)	-0.02%	12.19%
*	Class N Shares commenced operations on January 31, 2012. Class A shares commenced operations on September 4, 2015. Index information is since inception of Class N shares.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown.  If you own shares of the Allocation Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After-tax returns are shown for Class N shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  The MSCI ACWI (ex-US) is a market-capitalization weighted index that provides a broad measure of stock performance throughout the world, with the exception of U.S.-based equities.  Investors cannot invest directly in an index.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Allocation Fund during the periods shown.

Investment Adviser.  Horizon Investments, LLC.

Portfolio Managers.  Robbie Cannon, President and CEO of Horizon, Ronald Saba, CFA, Senior Managing Director of Investment Management of Horizon, and Kevin Blocker, CAIA, Senior Quantitative Strategist of Horizon, share responsibility for the day-to-day management of the Allocation Fund as Co-Portfolio Managers. Mr. Cannon and Mr. Saba have each been a Co-Portfolio Manager of the Allocation Fund since 2012. Kevin Blocker has been Co-Portfolio Manager of the Allocation Fund since 2013.

Purchase and Sale of Fund Shares.  You may purchase and redeem shares of the Allocation Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Allocation Fund’s Prospectus.  Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932.  You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Allocation Fund is $2,500 and the minimum subsequent investment is $250 for Class A Shares and Class N shares.  The minimum initial investment in the Allocation Fund is $10 million for Class I shares. There is no minimum subsequent investment for Class I shares.

Tax Information.  The Allocation Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Allocation Fund through a broker-dealer or other financial intermediary (such as a bank), the Allocation Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Allocation Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.